UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 26, 2010

SEARCHLIGHT MINERALS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy. Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Director

Effective October 26, 2010, the Board of Directors of Searchlight Minerals Corp., a Nevada corporation (the “Company”), appointed Michael Conboy to serve as an independent Class I Director of the Board of Directors until the Company’s next annual meeting of the stockholders.  It is anticipated that he will serve on the Company’s Audit, Compensation and Disclosure Committees.

Since 2003, Mr. Conboy has worked at Luxor Capital Group, LP, an investment management firm based in New York, New York, and currently serves as its Director of Research.  Luxor Capital Group, LLC is one of the Company’s principal stockholders.  From 2000-2003, Mr. Conboy worked as a distressed investments analyst at ING in New York and London for ING’s internal proprietary desk, where he was actively involved in numerous restructurings.  Since 2010, he also has served as the Chairman of the Board of Directors of CML Metals Corp., which is focused on redeveloping the Comstock/Mountain Lion iron ore mine in southwestern Utah.  Mr. Conboy also serves as a director of Innovate Loan Servicing Corporation, a finance company focused on the subprime auto loan sector.  Mr. Conboy earned his B.S. in Business Administration from Georgetown University.  As an investment banker and an executive with experience in working with natural resource companies, we believe that Mr. Conboy contributes his leadership skills, knowledge, finance and industry background, and business experience to our Board of Directors.  In addition, we believe that Mr. Conboy’s membership on our Board of Directors helps to achieve the objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives, skills and other individual qualities that contribute to board heterogeneity.

Mr. Conboy will not receive any compensation for his services as a member of the Board of Directors.

ITEM 7.01    REGULATION FD DISCLOSURE

On October 26, 2010, the Company issued a press release, which is attached hereto as Exhibit 99.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 99	Press Release dated October 26, 2010, issued by Searchlight Minerals Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 26, 2010

SEARCHLIGHT MINERALS CORP.

By:	/s/ Martin B. Oring
Martin B. Oring
President

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated October 26, 2010, issued by Searchlight Minerals Corp.